Exhibit 99.1

Investor Presentation August 8, 2019 Nasdaq : ASPU 1

Safe Harbor Statement Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding continued growth in nursing opportunities, expected increase in our market share, the future growth of our new business units, sustained revenue growth, achieving positive Adjusted EBITDA in the fiscal year ending April 30, 2020 , the future impact of bookings, our plans regarding the opening of new campuses, our campus revenue forecast, our future revenues, our future cash flow from operations, future capital expenditures, expected G&A trends, the contractual value of our accounts receivable, our plans regarding our hybrid pre - licensure program and our liquidity. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are inte nde d to identify forward - looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operation s, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward - looking statements are included in our Ris k Factors contained in our Form 10 - K for the fiscal year ended April 30, 2019 and other filings with the Securities and Exchange Commission. Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial measure. Certain information regarding this non - GAAP financial measure (including reconciliations to GAAP) is provided in our press release dated July 9, 2019 and on the Investor Relations section of our website at www.aspu.com . 2

Aspen Group, Inc. is an education technology holding company that leverages its infrastructure and expertise to allow its two universities, Aspen University and United States University, to deliver on the vision of making college affordable again . 3

Aspen Group, Inc. – History

2011 – 2012

Michael Mathews appointed CEO of Aspen University; AGI is formed and begins trading on OTCQB (ASPU)

ASPEN UNIVERSITY

2014

Aspen University announces the breakthrough Monthly Payment Plan (MPP)



LET'S CHANGE
HIGHER EDUCATION
FOREVER

Aspen University grows its online post-licensure Nursing school from ~700 to ~5,600 from 2014 - 2018

2017

AGI Acquires United States University (regionally accredited)

AGI uplists on Nasdaq

UNITED STATES UNIVERSITY

United States University grows its MSN-Family Nurse Practitioner program from ~100 to ~800 from 2017 - 2018

2018

AU launches first BSN Pre-licensure campus in Phoenix, AZ



AU announces second pre-licensure campus in Phoenix, embedded in HonorHealth facility (expected to open in 9/2019)

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ASPEN GROUP INC.

5 Disruptive Business Model Making College Affordable with Outstanding Student Outcomes

ASPU's monthly payment plans are a revolutionary concept in for-profit education

Degree Program	Monthly Payment ($)	# of Months (tuition)*	Tuition ($)
RN to BSN (AU, USU)	250	39 (AU) or 47 (USU)	9,750 (AU) or 11,700 (USU)
MSN (AU, USU)	325	36 (AU) or 38/40 (USU)	11,700 (AU) or 12,350/13,000 (USU)
DNP (AU)	375	51	18,900
MSN-FNP (USU)**	375	24	23,250

Aspen has developed ~100 strategic relationships with healthcare providers, many of whom are subsidizing their employees' tuition

*Monthly payment duration for tuition only, additional monthly payments are added for any miscellaneous fees incurred

**Monthly payment plan for first year liability of $9,000, payable over 24 months @ $375/month; second year liability requires an alternative payment method

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ASPEN GROUP INC.

68% of ASPU’s active students pay monthly, for a total contractual v alue >$50mm 7 5,168 5,588 5,861 6,162 6,633 7,274 7,950 8,354 8,932 9,752 - 2,000 4,000 6,000 8,000 10,000 12,000 July '18 October '18 January '19 April '19 July '19 Total Monthly Payment Students* Monthy Paying Students - Aspen U + USU Active Student Bodies - Aspen U + USU *As of July 2019

Aspen’s low cost of enrollment is driven by its in - house internet advertising and CRM system 8 The durability of this competitive advantage can be seen in the industry - leading conversion rate The traditional marketing approach of an online educator has been to purchase leads from third party providers ; whereas Aspen has differentiated itself from the outset by building an in - house internet advertising platform The CRM is then designed to take those leads and achieve best in class conversion rates via the use of an algorithm that recommends to enrollment advisors which potential students to engage with at the right time ~$150 Average Cost of Lead ASPEN ONLINE NURSING UNIT  1  9  Conversion Rate $ 1,231 Cost/Enrollment *As of July 2019, six - month rolling averages

Student outcomes are key to our success 9 Upon completing their studies, % of alumni that responded they achieved the goals they had when they started the course or program 97% Student Satisfaction Compared to the national average of 60% of students who began a bachelor’s degree at a 4 - year institution in fall 2010 (completion within 6 years) https :// nces.ed.gov /programs/ coe / indicator_ctr. asp 84.0% Graduation Rate — RN to BSN % of alumni that graduated without taking a federal loan while attending Aspen University 84.3% Financial Prudence* ASPEN UNIVERSITY ALUMNI SURVEY REPORTED TO DEAC FOR CY 2018 FINANCIAL PRUDENCE *Based on 1,564 Aspen University graduates between 2017 - 2018

Targeting the High Growth Nursing Profession 10

The aging population is fueling strong demand for nurses 11 The Bureau of Labor Statistics (BLS) estimated in 2016 that the demand for RNs will grow by 15% over the next decade to ~3.4mm; this situation is exacerbated by the high percentage of RNs who are approaching retirement age (>30% over 50) A recent study by HR consulting firm Mercer found that the U.S. needs to hire 2.3 million new health care workers by 2025 to aid the country’s aging population In addition to Baby Boomers’ higher demand for health care services as they live longer, BLS cites an increased emphasis on preventive care and growing rates of chronic conditions like diabetes and obesity as core reasons that are fueling the nursing industry’s growth

Highly educated nurses are in demand – with salaries to match 12 Degree Avg. Salary*** Purpose # Students* Associate $67,463 Minimum qualification required to become an RN n/a Pre - Licensure BSN $77,249 Undergraduate degree for those with no experience 201,517 RN to BSN $77,249 Designed for RNs to upskill and meet new industry standards 137,285 MSN $93,509 Designed for RNs looking to move into leadership positions 128,644 DNP $98,826 For RNs seeking a terminal degree in nursing practice 25,289 MSN - FNP $104,610 Designed to bridge the gap between an RN and a Physician 50,000** *Source: American Association of Colleges of Nursing, 2017 annual report (89.2% of schools reported, student counts are actua ls, not projections) **FNP specialization is a subset of the 128,644 total MSN students, actuals not available by specialization, therefore this i s a company projection *** Payscale.com

Higher salaries and demonstrated ROI incentivize higher graduation rates 13 Degree Program Program Cost ($) Salary Uplift ($)* Payback ( yrs ) RN to BSN 9,750 9,786 1.00 MSN 11,700 16,260 0.72 DNP 18,900 21,577 0.88 MSN - FNP (USU) 27,000 27,361 0.98 These short payback periods demonstrate how by completing a low - cost degree program students can materially improve their financial position Source: Payscale.com

Nursing students represent 82% of ASPU’s total student body* 14 4,863 5,466 5,718 6,164 6,595 6,590 7,107 7,393 7,784 8,261 582 740 868 1,049 1,407 684 843 961 1,148 1,491 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 July '18 October '18 January '19 April '19 July '19 AU and USU Active Student Body AU Nursing AU Total Students USU Nursing USU Total Students *As of July 2019

With the addition of two new nursing programs, ASPU dramatically expanded TAM to more than $4bn 15 Launched CCNE Accredited Degree Program Market Size ($) 2011 Q4 2013 2012 Q4 2014 Master of Science in Nursing (MSN) Bachelor of Science in Nursing (RN to BSN) 478mm 2017 In Progress Doctor of Nursing Practice (DNP) 100mm USU Acquired — December 2017 2014 Master of Science in Nursing – Family Nurse Practitioner (MSN - FNP) 535mm July, 2018 Q4 2014 Pre - Licensure Bachelor of Science in Nursing (BSN) >3.0bn

16 Aspen University entered the >$3bn BSN Pre - Licensure campus business in July 2018

By offering a hybrid BSN P-L degree, Aspen has created an affordable offering in a >$3bn market

The AACN has estimated that there are 190,000 qualified entry level nursing students in the United States annually; however, there is only capacity amongst US nursing schools to accept 70% of worthy applicants

Aspen accepted its first cohort of pre-licensure nursing students at its inaugural Phoenix campus in July 2018 and will offer an additional evening/weekend program from January 2019, doubling the number of potential students

In October 2018, Aspen announced the signing of a memorandum of understanding with HonorHealth (5 hospital system in Arizona) to establish a nursing education center to provide qualified HonorHealth employees and general population applicants with an on-site accredited pre-licensure BSN program from Aspen University

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ASPEN GROUP INC.

Hybrid BSN P-L program delivers $30,000 LTV per enrollment

670 active students in program as of 7/31/19

Estimating 90%+ grad rate among final two-year clinical students, and a 2/3's matriculation rate among first-year prereq students)

Given the P-L program's total cost of attendance (tuition + fees) is ~$47,600 for students that enter with no college credits, we're currently estimating LTV per P-L enrollment of $30,000

Assuming each campus 3-years out has 600 active students (400 2-year core & 400 first year pre-requisite students), the revenue run rate at that enrollment level would project to be ~$9mm per campus

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ASPEN GROUP INC.

Aspen has ample opportunity to invest in its business at very attractive ROIs 19 RN to BSN / MSN Doctoral MSN - FNP (USU) Revenue / Enrollment* 7,350 12,600 17,820 Marketing Cost / Enrollment* (1,231) (1,987) (1,078) Enrollment Advisor*    Instructional Costs**    Contribution Margin / Enrollment 4,048 8,227 11,732 Contribution Margin / Marketing $ 3 . 6 x 4 . 5 x 9.1x Marketing Efficiency Ratio 6.0X 6.3X 16.5X *As of 7/31/19 (assumes $6,000/month/EA) **Assumes $150/course completion for Aspen U, $345/course completion for USU MSN - FNP, and 17% of revenues for BSN Pre - Licensure Student enrollment drives revenue which in turn is driven by marketing spend ; for every marketing dollar spent the company expects to receive > 6 x in revenue and > 3 . 6 x in contribution margin . These characteristics resemble a best in class SaaS company, not a traditional online educator . BSN Pre - Licensure 30,000 (478) 484 5,100 23,938 31 . 2 x 62.8X

FY’18 v. FY’19 — Enrollments Increased 36%, While Total Bookings* Increased 90% 20 4,254 5,802 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 FY'2018 FY'2019 Total Enrollments $34,807,500 $66,091,350 $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 FY'2018 FY'2019 Total Bookings 36% 90% *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit.

FY’18 v. FY’19 — Average Revenue Per User (ARPU) Increased 39% Y/O/Y, from $8,182 to $11,391 21 Lifetime Value (LTV) FY'2018 FY'2018 FY'2019 FY'2019 Per Enrollment Enrollments Bookings* Enrollments Bookings* AU Online (Nursing + Other) Unit $ 7,350 3,858 $ 28,356,300 3,825 $ 28,113,750 AU (Doctoral) Unit $ 12,600 116 $ 1,461,600 484 $ 6,098,400 AU (Pre - Licensure BSN) Unit $ 30,000 - $ - 433 $ 12,990,000 USU (FNP + Other) Unit $ 17,820 280 $ 4,989,600 1,060 $ 18,889,200 Total 4,254 $ 34,807,500 5,802 $ 66,091,350 Average Revenue Per User (ARPU)* $ 8,182 $ 11,391 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. “Average Revenue Per User or (ARPU)” is defined by dividing total bookings by total enrollments.

Q1 FY’2020: Enrollments Rise 46% and Bookings Increase 83% Y/O/Y, ARPU Increases to $13,919 22 Lifetime Value (LTV) Q1 FY'2020 Q1 FY'2020 Per Enrollment Enrollments Bookings* AU Online (Nursing + Other) Unit $ 7,350 941 $ 6,916,350 AU (Doctoral) Unit $ 12,600 198 $ 2,494,800 AU (Pre - Licensure BSN) Unit $ 30,000 276 $ 8,280,000 USU (FNP + Other) Unit $ 17,820 514 $ 9,159,480 Total 1,929 $ 26,850,630 Average Revenue Per User (ARPU)* $ 13,919 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. “ Average Revenue Per User” or (ARPU ) is defined by dividing total bookings by total enrollments.

ASPU fiscal Q4 highlights: 20% sequential growth and return to delivering positive Adjusted EBITDA 23 Sequential Financial Results Q3 FY’2019 Q4 FY’2019 Revenue $ 8.5 million $ 10.2 million Net (Loss)/Income $ (2.4) million $ (1.6) million EBITDA $ (1.7) million $ (0.7) million Adjusted EBITDA $ (1.1) million $ 0.1 million Net Loss Per Share $ (0.13) $ (0.09) Sequential Improvement +$1.7 million (20%) +$0.7 million (32%) +$1.0 million (58%) +$1.2 million (107%) +$0.04 cents (31%)

Proven Management Team

Michael Mathews

Chairman & Chief Executive Officer

- Former CEO of Interclick (Nasdaq: ICLK, 2007-2011), sold to Yahoo! in 2011 for $270mm
- Former Operating Exec of CKS Partners (Nasdaq: CKSG, 1994-1998), sold to USWeb in 1998 for $344mm

Dr. Cheri St. Arnauld

Chief Academic Officer

- Former CAO of Grand Canyon University (Nasdaq: LOPE, 2007-2012)

Joseph Sevely

Chief Financial Officer

- Former CFO of Cutwater Asset Management (2010-2015), $22 billion AUM, sold to BNY Mellon

Gerard Wendolowski

Chief Operating Officer

- Former VP, Marketing of Atrinsic (Nasdaq: ATRN, 2008 -2011)

Dr. Anne McNamara

Chief Nursing Officer (Aspen University)

- Former CNO of Grand Canyon University (Nasdaq: LOPE, 2007-2014)
- History of 90%+ NCLEX scores at GCU under Dr. McNamara's leadership

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ASPEN GROUP INC.

Equity Snapshot 25 As of 8/6/19 Ticker on Nasdaq : ASPU Share Price: $4.09 52 Week Range: $3.58 - $ 8.20 Market Cap: $76 Million Shares Outstanding: 18.6 Million Mgmt & BOD Ownership:

26 Appendix

Q4 Fiscal Year 2019 Financial Results 27

Q4 Fiscal Year 2019 Results 28 For the Quarter Ended April 30, 2019 Revenues $ 10,214,143 Operating expenses Cost of revenues 4,312,332 General and administrative 6,669,767 Depreciation and amortization 592,634 11,550,238 Operating loss from operations (1,360,590) Other income (expense): Other income 36,115 Interest expense (285,448)     (249,333) Loss from operations before income taxes (1,609,923) Income tax expense (benefit)    Net loss $ (1,609,923) Adjusted EBITDA $ 72,933

Net (Loss)/Income, Adjusted EBITDA and EPS 29 Consolidated AGI AU USU Net (Loss)/Income $ (1,609,923) $ (2.21M) $ 1.11M $(0.51M) Adjusted EBITDA $ 72,933 $ (1.61M) $ 1.77M $(0.09M) Net Loss Per Share ($0.09)

Subsidiary KPIs — Q4 FY’19 Ratios 30 Consolidated AU USU Revenues $10,214,143 +41  YOY Ratios as a Percentage of Total AGI Revenue Ratios as a Percentage of AU Revenue Ratios as a Percentage of USU Revenue Instructional costs $1,974,846 19.3  17.5  25.5  Marketing costs $2,337,486 22.9   1.4  19.4  Operational Amortization $218,275 2.1% 2.8% -- GAAP Gross Profit $5,683,536 55.6   8.4  55.1  General & Administrative expenses $6,669,767 64.7  43.4% 64.7%

Net Loss to Adjusted EBITDA Reconciliation (Q4 FY’19) 31 Net Loss ($1,609,923) Interest Expense 285,437 Taxes _ Depreciation & Amortization 592,634 EBITDA (731,852) Bad Debt Expense 373,942 Stock - Based Compensation 324,256 Non - recurring Charges 106,589 Adjusted EBITDA (Loss) $72,933